UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 19, 2006

Memory Pharmaceuticals Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50642	04-3363475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Philips Parkway, Montvale, New Jersey		07645
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(201) 802 - 7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Memory Pharmaceuticals Corp. (the "Registrant"), held on July 19, 2006, the Registrant’s stockholders approved an amendment to the Registrant’s 2004 Employee Stock Purchase Plan (the "2004 ESPP") to increase the number of shares of the Registrant’s common stock reserved for issuance under the 2004 ESPP by 150,000 shares. The foregoing description of the amendment to the 2004 ESPP is qualified in its entirety by reference to the Amended and Restated 2004 ESPP, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Amended and Restated 2004 Employee Stock Purchase Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Memory Pharmaceuticals Corp.

July 19, 2006	By:	/s/ Jzaneen Lalani

Name: Jzaneen Lalani
Title: Vice President Legal Affairs

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 2004 Employee Stock Purchase Plan